Exhibit 10.01
                          SECURITIES PURCHASE AGREEMENT

            These Securities have not been registered with the United
               States Securities and Exchange Commission under the
       Securities Act of 1933, as amended (the "Securities Act"), and are being offered in reliance on exemptions from registration provided in Section 4(2) of the Securities Act and Rule 506 of
               Regulation D promulgated thereunder and preemption
         from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets
              Improvement Act of 1996 or exemption from such state
                           registration requirements.

                 These Securities involve a high degree of risk.
                         ______________________________

         This Securities Purchase Agreement ("Agreement") is entered into effective the 15th day of November, 2004, by and between Aradyme Corporation, a Utah corporation (the "Company"), and SHAN LASSIG, a resident of the state of Utah (the "Investor").

         For and in consideration of the mutual promises and covenants set forth herein, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

         1. Investment. Investor hereby agrees to purchase, and the Company hereby agrees to issue and sell to Investor, the following (the "Securities"):

                  (a) a promissory note in the principal amount of $200,000 or such lesser amount as has been advanced by Noteholder to the Company pursuant to this Agreement, convertible in certain circumstances into shares of common stock of the Company at a conversion price of $0.80 per share, all as more particularly set forth in the form of note attached hereto as Exhibit A and incorporated herein by reference (the "Note");

                  (b) a warrant to purchase at $0.80 per share, exercisable at any time on or before November 14, 2006, up to 200,000 shares of common stock of the Company, subject to adjustment in certain circumstances, all as more particularly set forth in the form of warrant attached hereto as Exhibit B and incorporated herein by reference (the "Warrant"); and

                  (c) 25,000 shares of fully-paid and nonassessable common stock of the Company, par value $0.001 per share.

         2. Purchase Price; Line of Credit Advances. As payment in full for the purchase and issuance of the Securities, Investor hereby agrees to advance to the Company, in immediately available funds, up to Two Hundred Thousand Dollars ($200,000), payable at any time after the Execution of this Agreement and before November 15, 2005, within two business days after the receipt of a written request from the Company in the form of Exhibit C attached hereto and incorporated herein by reference, for an advance of not less than $25,000 each. If the Investor fails or refuses to advance funds to the Company within two business days after due request from the Company as provided above, the Investor shall have no further right to exercise the Warrant or to convert any outstanding balance of principal or accrued but unpaid interest into common stock.

         3. Closing. The consummation of the purchase and sale of the Securities in accordance with this Agreement (the "Closing") will take place contemporaneously with the execution of this Agreement by both parties. At the
Closing:

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                  (a) Investor will deliver to the Company the full purchase price for the Securities as specified above; and

                  (b) the Company shall execute and deliver to Investor manually-executed originals of the Note and the Warrant, together with the original certificate evidencing the common stock to be purchased by and issued to Investor, registered in the name of Investor.

         4. General Representations of Investor. Investor hereby represents and warrants as follows, and expressly agrees that he will be representing and warranting each of the below statements anew upon each payment for the investment in the Note, as of the date of such payment.

                  (a) Investor is over the age of 21 years.

                  (b) Investor confirms his status as an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act, inasmuch as Investor is a natural person whose individual net worth, or joint net worth with his spouse, at the time of executing this Agreement and the Closing, exceeds $1,000,000 and Investor had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

                  (c) Investor acknowledges that neither the United States Securities and Exchange Commission ("SEC") nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the Securities.

                  (d) Investor acknowledges that an investment in the Company involves a high degree of risk. Investor acknowledges that no representations or warranties have been made to him or to his advisors by the Company, or by any person acting on behalf of the Company, with respect to the business of the Company or any other aspects or consequences of the purchase of the Securities and/or an investment in the Company, and that he has not relied upon any information concerning the offering, written or oral, other than that contained in the Company's SEC filings described in subsection 4(f) below. Investor understands the risks associated with investing in a new business enterprise with limited capitalization in a highly-competitive business.

                  (e) Investor, either alone or with the assistance of one or more advisers selected and engaged by him, has such knowledge and experience in business and financial matters that he is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company.

                  (f) Investor has been provided with access to all reports, schedules, forms, statements, and other documents filed by the Company with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 since September 30, 2003, and all exhibits included therein, financial statements and schedules thereto, and documents incorporated by reference therein. The Company has made available to Investor all materials and information requested by him or his representatives, including any information requested to verify any information furnished, and Investor has been provided the opportunity for direct communication with the Company and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from executive officers and directors of the Company.

                  (g) Investor has met personally with management of the Company to discuss all facets of its activities, risks, industry, and financial outlook, including principal assumptions on which all of the foregoing are based.

                  (h) All information Investor has provided to the Company or its agents or representatives concerning his suitability to invest in the Company is complete, accurate, and correct as of the date of the signature on the last page of this Agreement. Such information includes information concerning Investor's personal financial affairs, business position, and the knowledge and experience of Investor and his advisers.

                  (i) Investor has no present intention of selling any of the Securities or the rights under this Agreement with others, or of reselling or otherwise disposing of all or any portion of the Securities, currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

                  (j) Investor was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the Securities through this Agreement.

                  (k) Investor has adequate means of providing for his current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell any of the Securities for which he hereby subscribes. Investor is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, is able to hold the Securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

                  (l) Investor is a resident of the state set forth above.

         5. Representations Regarding Exemptions and Restrictions on Transfer.

                  (a) In connection with the acquisition by Investor of the Securities, Investor represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act and that Investor has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

                  (b) Investor acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available; the Company is under no obligation to register the Securities under the Securities Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as expressly agreed to in writing by the Company; if Rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on Rule 144 in accordance with the terms and conditions of that rule; the Company is under no obligation to the Investor to make Rule 144 available, except as may be expressly agreed to by it in writing; in the event Rule 144 is not available, compliance with Regulation A or some other exemption may be required before Investor can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the Company's registrar and transfer agent will maintain a stop-transfer order against the registration of transfer of the Securities; and the certificates representing such Securities will bear a legend in substantially the following form so restricting the sale of such securities:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state. These securities have been acquired for investment and may not be sold or transferred in the absence of an effective registration or an available exemption from registration under the Securities Act or the laws of the applicable state.

                  (c) Investor understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Securities may, under certain circumstances, be inconsistent with this exemption and may make Investor an "underwriter" within the meaning of the Securities Act.

                  (d) Investor understands that (i) after one year from the later of the date the Securities are acquired from the Company or an affiliate of the Company and the full purchase price or other consideration is paid, all as calculated in accordance with Rule 144(d), sales of the Securities in reliance on Rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule; (ii) after two years from the date the Securities are fully paid for, as calculated in accordance with Rule 144(d), Securities can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the Company; (iii) the Company may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless Investor furnishes the Company with an opinion of counsel reasonably acceptable to the Company stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the Company may refuse to transfer the Securities to any transferee that does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Securities as are set forth herein; and
         (iv) the Company may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

                  (e) Investor understands that the resale of the Securities must be effected in reliance on exemptions from registration under the Securities Act and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of 1996 or exemption from such state registration requirements. Investor understands that such exemptions and preemption may not be available and, in such case, he would not be able to resell the Securities held.

         6. Indemnity. Investor hereby agrees to indemnify and hold harmless the Company, its controlling persons, persons that participated in the preparation of the offering information, and any person participating in the offering, from and against any and all liability, damage, cost, or expense (including reasonable attorneys' fees) incurred on account of or arising out of:

                  (a) any inaccuracy in his declarations, representations, and warranties set forth herein or made by Investor to the Company in connection with his investment;

                  (b) the disposition of any of the Securities that he will receive, contrary to his declarations, representations, and warranties set forth herein; and

                  (c) any action, suit, or proceeding based on (i) the claim that said declarations, representations, or warranties made by Investor were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, (ii) the disposition of any of the Securities or any part thereof contrary to the terms hereof, or (iii) the breach by Investor of any part of this Agreement.

         7. Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, Investor hereby grants to the Company the right to setoff against any amounts payable by the Company to Investor, for whatever reason, of any and all damages, costs, or expenses (including reasonable attorneys' fees) that are incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

         8. Miscellaneous. Investor further understands, acknowledges, and agrees that:

                  (a) This Agreement is registered in the name of Investor on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by Investor or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any Securities issuable pursuant hereto and for all other purposes.

                  (b) This Agreement shall be construed in accordance with and governed by the laws of the state of Utah without giving effect to any choice or conflict of law provision or rule (whether the state of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Utah.

                  (c) This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

                  (d) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by Investor, Investor does not waive any rights granted to him under federal or state securities laws.

                  (e) This Agreement does not entitle Investor to any rights as a holder of the Company's Common Stock with respect to any Securities purchasable hereunder that have not been fully paid for.

                  (f) All investment payments should be made payable to "Aradyme Corporation." Contemporaneously with acceptance of this Agreement to purchase Securities, the Company will deposit the accompanying payment directly into its operating account and deliver the Convertible Promissory Note to Investor.

         Executed this 29th day of December, effective as of November 15, 2004.

                                             /s/ Shan Lassig
                                             -----------------------------------
                                             SHAN LASSIG


                                             ARADYME CORPORATION

                                             By /s/ Merwin Rasmussen
                                                --------------------------------
                                                Merwin Rasmussen, Vice Chairman
                                                & Corporate Secretary